Exhibit 10.4

SECOND AMENDMENT

Second Amendment dated as of December 2, 2011 (this “Second Amendment”) relates to the Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005 (as modified or supplemented from time to time, the “Security Agreement”), between Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”) and Deutsche Bank Trust Company Americas, a banking corporation duly organized and existing under the laws of the State of New York (the “Trustee”), acting individually and as trustee for the holders of the Secured Obligations.

WITNESSETH

WHEREAS, Navistar Financial and Navistar Financial, S.A. De C.V., Sociedad Financiera De Objecto Multiple, Entidad No Regulada (together with Navistar Financial, the “Borrowers”), the Lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent, are entering into a Second Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) on the date hereof;

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Required Secured Parties have consented to Navistar Financial and the Trustee entering into this Second Amendment; and

WHEREAS, in connection with, and as a condition to the initial extensions of credit under the Credit Agreement, Navistar Financial has agreed to enter into this Second Amendment;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable.

Section 2. Amendments.

(a) The definition of “Credit Agreement” in Section 1.01 of the Security Agreement shall be amended in its entirety to read as follows:

“Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of December 2, 2011 among Navistar Financial Corporation, a Delaware corporation and Navistar Financial, S.A. De C.V., Sociedad Financiera De Objecto Multiple, Entidad No Regulada, a Mexican

corporation, the Lenders parties thereto, JPMorgan Chase Bank, N.A. as administrative agent, Bank of America, N.A. as syndication agent, and Citibank, N.A., as documentation agent, as amended, supplemented or otherwise modified from time to time.

(b) The definition of “Receivable” in Section 1.01 of the Security Agreement shall be amended such that the two references to “2008” shall be deleted and replaced with “2010”.

(c) The definition of “Retail Receivables” in Section 1.01 of the Security Agreement shall be amended such that (i) the two references to “2008” shall be deleted and replaced with “2010” and (ii) the following is inserted at the end thereof: “provided, that the term “Retail Receivables” shall not include any Sold Receivables”.

(d) The definition of “2008 Annual Report” in Section 1.01 of the Security Agreement shall be amended in its entirety to read as follows:

“2010 Annual Report” means Navistar Financial’s 2010 Annual Report on Form 10-K for the fiscal year ended October 31, 2010, in the form delivered to the Lenders prior to the date hereof.

(e) The definition of “Wholesale Receivables” in Section 1.01 of the Security Agreement shall be amended such that (i) the two references to “2008” shall be deleted and replaced with “2010” and (ii) the following is inserted at the end thereof: “provided, that the term “Wholesale Receivables” shall not include any Sold Receivables”.

(f) Section 2.07(c) of the Security Agreement shall be amended in its entirety to read as follows:

(c) Navistar Financial shall not designate any proposed or existing Indebtedness or other obligations in excess of $30,000,000 (other than any Secured Interest Rate Agreement) as an Additional Secured Obligation for purposes hereof on or after December 2, 2011.

(g) Section 4.13(b)(ii) of the Security Agreement shall be amended in its entirety to read as follows:

(ii) the Required Secured Parties notify the Trustee and Navistar Financial that (A) they have determined that Government Receivables at the end of any month are more than $100,000,000, and (B) they have decided to require Navistar Financial to comply with the FACA with respect to the assignment to the Trustee of Government Receivables to the extent necessary so that Government Receivables as to which Navistar Financial has not so complied will be less than $100,000,000,

Section 3. Effectiveness. This Second Amendment shall become effective upon (i) its

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execution and delivery by Navistar Financial and the Trustee and (ii) the Credit Agreement becoming effective in accordance with its terms.

Section 4. Representations and Warranties. Navistar Financial hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement shall be, after giving effect to this Second Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

Section 5. Continuing Effect of Operative Documents. Except as expressly set forth herein, this Second Amendment shall not constitute an amendment or waiver of any provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Secured Party that would require a waiver or consent. Except as expressly amended, modified and supplemented hereby, the provisions of the Security Agreement are and shall remain in full force and effect in accordance with its terms.

Navistar Financial shall provide complete and updated schedules to the Security Agreement, including: Schedule A - Permitted Receivables Sale Agreements, Schedule B - List of Collection Banks, Lock-boxes, Suspense Accounts and Collection Accounts, Schedule C - List of Proceeds Account Banks and Proceeds Deposit Accounts, Schedule D - Subsidiaries and Capitalization and Schedule E - Instruments as of recent date. Such Schedules shall replace the existing Schedules A-E in their respective entireties.

Section 6. Governing Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have signed this Second Amendment as of the date first above written.

NAVISTAR FINANCIAL CORPORATION

By	/s/ William V. McMenamin
Name: William V. McMenamin
Title:	Vice President, Chief Financial Officer and Treasurer

425 N. Martingale Road Schaumburg, IL 60173 Telecopy number: (630) 753-4420 Attention: Treasurer

Copies of notices should be sent to each of the following: Navistar Financial Corporation 425 N. Martingale Road Schaumburg, IL 60173 Telecopy number: (630) 753-44100 Attention: General Counsel

Navistar Inc. Before December 12, 2011 4201 Winfield Road Warrenville, IL 60555-4025 On or after December 12, 2011 2701 Navistar Drive Lisle, IL 60532 Telecopy number: Attention: Treasurer

[Signature Page to Security Agreement Second Amendment]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Deutsche Bank National Trust Company

By	/s/ Irina Golovashchuk
	Title:	Irina Golovashchuk Assistant Vice President

By	/s/ Jeffery Schoenfeld
	Title:	Jeffrey Schoenfeld Associate

Deutsche Bank Trust Company Americas

Trust & Security Services

60 Wall Street

New York, NY 10005

Telecopy number: 732-578-4695

Attention: Irina Golovashchuk

Copies of notices should be sent to the following:

Deutsche Bank National Trust Company

Global Transaction Banking

Trust & Securities Services

100 Plaza One, 6th Floor - MS 0699

Jersey City , NJ 07311-3901

Telecopy number: 732-578-4635

[Signature Page to Security Agreement Second Amendment]

Acknowledged and Consented to by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of Required Secured Parties under Section 9.03(a) of the Security Agreement

By:	/s/ Richard W. Duker
	Title:	Richard W. Duker
Managing Director

[Signature Page to Security Agreement Second Amendment]

SCHEDULE A

PERMITTED RECEIVABLES SALE AGREEMENTS

Dealer Note Master Trust

1.	Purchase Agreement, dated June 8, 1995, as amended, by and between NFC and NFSC.

Dealer Note Master Owner Trust

2.	Purchase Agreement, dated November 2, 2011, by and between NFC and NFSC.

3.	Series 2009-1 Indenture Supplement dated as of November 10, 2009 to Indenture dated as of June 10, 2004.

4.	Series 2010-1 Indenture Supplement dated as of February 12, 2010 to Indenture dated as of June 10, 2004.

5.	Series 2010-VFN Indenture Supplement dated as of April 15, 2010, as amended, to Indenture dated as of June 10, 2004.

6.	Series 2011-1 Indenture Supplement dated as of November 2, 2011 to Indenture dated as of June 10, 2004.

2010-A Owner Trust

7.	Purchase Agreement, dated May 27, 2010, between NFC and NFRRC as Purchaser with respect to Navistar Financial 2010-A Owner Trust.

2010-B Owner Trust

8.	Purchase Agreement, dated October 18, 2010, between NFC and NFRRC as Purchaser with respect to Navistar Financial 2010-B Owner Trust.

2011-A Owner Trust

9.	Purchase Agreement, dated April 15, 2011, between NFC and NFRRC as Purchaser with respect to Navistar Financial 2011-A Owner Trust.

Jupiter Securitization Corporation

10.	Receivable Sales Agreement dated as of April 8, 2004, as amended, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.

Wells Fargo Facilities

11.	Note Sale Agreement, dated as of December 16, 2009, between NFC and Navistar Financial Asset Sales Corp.

12.	Loan and Security Agreement, dated as of December 15, 2009, by and among NFC and Wells Fargo Equipment Finance, Inc.

ITLC Lease Purchase Agreement

13.	ITLC Lease Purchase Agreement, dated as of June 30, 2004, between NFC and International Truck Leasing Corp.

SCHEDULE B

LIST OF COLLECTION BANKS, LOCK-BOXES,

SUSPENSE ACCOUNTS AND COLLECTION ACCOUNTS

COLLECTION BANK AND ADDRESS	LOCK-BOXES	SUSPENSE ACCOUNTS	COLLECTION ACCOUNTS

Bank of America Corporation 231 S. LaSalle St. Chicago, IL 60697	No. ***54	Harco Leasing Account No. ******1208

	No. ***70	Retail Suspense Account No. ******2116

	No. ***38	Wholesale Suspense Account No. *****2119

Dealer ACH Receipts Acct. No. ******9140

The Northern Trust Company 125 South Wacker Drive Chicago, IL 60675	No. **52	Retail Deposit Account No. ***14	Retail Deposit Account No. ***14

SCHEDULE C

LIST OF PROCEEDS

ACCOUNT BANKS AND PROCEEDS DEPOSIT ACCOUNTS

PROCEEDS ACCOUNT BANK AND ADDRESS	PROCEEDS DEPOSIT ACCOUNT

JPMorgan Chase Bank, N.A.	No. *****70-53
140 E. 45th Street
New York, NY 10017

SCHEDULE D

SUBSIDIARIES AND CAPITALIZATION

Subsidiary		Outstanding share information	Percent Pledged
1.	Navistar Financial Retail Receivables Corporation, a Delaware corporation	1,000 shares of common stock, par value $1.00 per share	100%

2.	Navistar Financial Securities Corporation, a Delaware corporation	1,000 shares of common stock, par value $1.00 per share	100%

3.	Navistar Leasing Services Corporation, a Delaware corporation (f/k/a Harco Leasing Company, Inc.)	13,618 shares of common stock, par value $1.00 per share	100%

4.	Navistar Leasing Company, a Delaware statutory trust	N/A	N/A

5.	Truck Retail Accounts Corporation, a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

6.	International Truck Leasing Corp., a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

7.	Navistar Financial Asset Sales Corp., a Delaware corporation	1,000 shares of common stock, par value $0.01 per share	100%

SCHEDULE E

INSTRUMENTS

A.	Subsidiary Notes

Navistar Financial Corporation Capital Contribution Note in the amount of $16,366,674

Harco Leasing Company, Inc. Second Amended and Restated Grid Note in the Amount of $200,000,000

Navistar Financial Securities Corporation Promissory Note in the amount of $25,000,000

Navistar Financial Retail Receivables Corporation Revolving Note

Navistar Financial Securities Corporation Amended and Restated Master Revolving Note

International Truck Leasing Corp. Revolving Note

Navistar Financial Assets Sales Corp. Revolving Note

B.	Stock Certificates

Stock certificate number 1 for 1,000 shares of common stock of Navistar Financial Retail Receivables Corporation, held by Navistar Financial Corporation.

Stock certificate number 2 for 1,000 shares of common stock of Navistar Financial Securities Corporation, held by Navistar Financial Corporation.

Stock certificate number 34 for 13,615 shares of the capital stock of Harco Leasing Company, Inc., held by International Harvester Credit Corporation.

Stock certificate number 35 for 3 shares of the capital stock of Harco Leasing Company, Inc., held by International Harvester Credit Corporation.

Stock certificate number C-1 for 1,000 shares of common stock of Truck Retail Accounts Corporation, held by Navistar Financial Corporation.

Stock certificate number 1 for 1,000 shares of common stock of International Truck Leasing Corp., held by Navistar Financial Corporation.

Stock certificate number 1 for 1,000 shares of common stock of Navistar Financial Asset Sales Corp., held by Navistar Financial Corporation.

C.	Other Instruments

Navistar Financial 2010-A Owner Trust Certificate

Navistar Financial 2010-B Owner Trust Certificate

Navistar Financial 2011-A Owner Trust Certificate

Sellers Certificates of Navistar Financial Dealer Note Master Trust

Certificates of Navistar Financial Dealer Note Master Owner Trust

Certificates of Navistar Financial Dealer Note Master Owner Trust II